                                 EXHIBIT 10.8(B)

ENMAX Corporation
4190 South Highland Drive St 210
Salt Lake City, UT 84124
(801) 424-0200  Fax (801) 424-0300

EnvironMax.com
380 King Street
Layton, UT 84041
(801) 547-1551  Fax (801) 547-1881

The following number must appear on all related correspondence, shipping papers, and invoices: PO NUMBER: 08/7010

      PO DATE            REQUISITIONER         SHIP VIA          FOB POINT           TERMS
      -------            -------------         --------          ---------           -----
  Aug. 17, 2000           Steve Barry            N/A             Layton, UT        See attached

CLIN      QTY    PART #               DESCRIPTION              UNIT PRICE          TOTAL
----      ---    ------               -----------              ----------          -----
0020                         HMMS System Support (Aug 00)       $232,710.00    $232,710.00FFP
0021                         HMMS System Support (Sep 00)       $232,710.00    $232,710.00FFP
0022                         HMMS System Support (Oct 00)       $232,710.00    $232,710.00FFP
0015                         Travel                             $180,021.00    $180,021.00NTE
0016                         Equipment and Supplies             $184,441.00    $184,441.00NTE

1. Please send two copies of your invoice with back up documentation, following prior agreed upon invoice format.

2.      Point of Contact persons are as follows: Steve Barry or Jenny Craig

3. All work performed under the attached ENMAX Statement of Work shall be in accordance with Prime Contract, Contract Number GS00T99AJC3174, Task Order T0099AJ3499, attached hereto and incorporated herein.

4. Any reference to "Government" shall mean "Buyer" and any reference to "Contractor" shall mean "Vendor."

5. Delivery Schedules and Milestone Dates shall follow the Prime Contract, attached hereto and incorporated herein.

6. All terms and conditions as stipulated in the Prime Contract, Contract Number GS00T99AJC3174, shall govern this Purchase Order.

Purchase Order Sub Total:                  /s/ GENOWEFA CRAIG
                                           ------------------------------------------------
CLINs 20,21,22 - $698,130.00               Reviewed by:  Jenny Craig                   Date
CLIN 0015 - Travel $180,021.00 NTE
                                           /s/ CHARLES MEREDITH
                                           ------------------------------------------------
CLIN 0016 - Equip $184,441.00 NTE          Approved By:  Charles M. Meredith           Date

                                           /s/ FRED NICHOLS
                                           ------------------------------------------------
Grand NTE TOTAL $1,062,592.0-0             Accepted By:  Fred Nichols                  Date



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

ENMAX Corporation
4190 South Highland Drive St 210
Salt Lake City, UT 84124
(801) 424-0200  Fax (801) 424-0300

EnvironMax.com
380 King Street
Layton, UT 84041
(801) 547-1551  Fax (801) 547-1881

The following number must appear on all related correspondence, shipping papers, and invoices: PO NUMBER: 07/7001

      PO DATE            REQUISITIONER         SHIP VIA          FOB POINT           TERMS
      -------            -------------         --------          ---------           -----
June 01, 2000            Wanda S. Buck           N/A             Layton, UT        See attached

  CLIN      QTY    PART #               DESCRIPTION               UNIT PRICE         TOTAL
  ----      ---    ------               -----------               ----------         -----
0001                        HMMS System Support (Month 1)        $230,344.03   $230,344.03FFP
0002                        HMMS System Support (Month 2)        $230,344.03   $230,344.03FFP
0003                        HMMS System Support (Month 3)        $230,344.03   $230,344.03FFP
0004                        HMMS System Support (Month 4)        $230,344.03   $230,344.03FFP
0005                        HMMS System Support (Month 5)        $230,344.03   $230,344.03FFP
0006                        HMMS System Support (Month 6)        $230,344.03   $230,344.03FFP
0013                        Travel                               $223,200.00   $223,200.00NTE

1.      Please send two copies of your invoice with back up documentation.

2.      Point of Contact persons are as follows:
               Wanda S. Buck Contract Administrator
               Jenny Craig          Accounting

3. All work performed under the attached ENMAX Statement of Work shall be in accordance with Prime Contract, Contract Number DABT63-00-F1334-00, attached hereto and incorporated herein.

4. Delivery Schedules and Milestone Dates shall follow the Prime Contract, attached hereto and incorporated herein.

5. All terms and conditions as stipulated in the Prime Contract, Contract Number DABT63-00-F1334-00, shall govern this subcontract relationship.

Purchase Order Sub Total:                  /s/ CHARLES MEREDITH
                                           ------------------------------------------------
CLIN 1-6 $1,382,064.10                     Reviewed by:  Charles M. Meredith           Date
Travel $223,200.00
                                           /s/ GENOWEFA CRAIG
                                           ------------------------------------------------
                                           Approved By:  Jenny Craig           Date

                                           /s/ FRED NICHOLS
                                           ------------------------------------------------
                                           Accepted By:  Fred Nichols                  Date



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